EXHIBIT 23


                      CONSENT OF INDEPENDENT AUDITORS

Watkins-Johnson Company:

We hereby consent to the incorporation by reference in Registration Statement No. 33-21142 on Form S-8 of our reports dated February 4, 1994 appearing in your Annual Report on Form 10-K for the year ended December 31, 1993.


March 8, 1994

Deloitte & Touche
San Francisco, California